EXHIBIT 31.3

CERTIFICATION PURSUANT TO RULE 13a-14(a) OR 15d-14(a) OF THE SECURITIES EXCHANGE

ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, G. Edward Evans, certify that:

1. I have reviewed this annual report on Form 10-K/A of Neutral Tandem, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 26, 2013

By:	/ S / G. EDWARD EVANS
G. Edward Evans Chief Executive Officer (Principal Executive Officer)